Note 12 - Redeemable Non-controlling Interests	12 Months Ended
Dec. 31, 2024
Notes to Financial Statements
Noncontrolling Interest Disclosure [Text Block]
12.	Redeemable non-controlling interests

The minority equity positions in the Company’s subsidiaries are referred to as redeemable non-controlling interests (“RNCI”). The RNCI are considered to be redeemable securities. The following table provides a reconciliation of the beginning and ending RNCI amounts:

	2024	2023

Balance, January 1	$332,963	$233,429
RNCI share of earnings	15,624	14,140
RNCI redemption increment	37,775	32,490
Distributions paid to RNCI	(9,292)	(7,376)
Purchases of interests from RNCI, net	(24,354)	(4,285)
RNCI recognized on business acquisitions	95,143	63,859
Other	1,478	706
Balance, December 31	$449,337	$332,963

The Company has shareholders’ agreements in place at each of its non-wholly owned subsidiaries. These agreements allow the Company to “call” the non-controlling interest at a price determined with the use of a formula price, which is usually equal to a fixed multiple of average annual net earnings before extraordinary items, income taxes, interest, depreciation, and amortization. The agreements also have redemption features which allow the owners of the RNCI to “put” their equity to the Company at the same price subject to certain limitations. The formula price is referred to as the redemption amount and may be paid in cash or in Common Shares. The redemption amount as of December 31, 2024 was $402,122 (2023 - $293,911). The redemption amount is lower than that recorded on the balance sheet as the formula price of certain RNCI are lower than the amount initially recorded at the inception of the minority equity position. If all put or call options were settled with Common Shares as at December 31, 2024, approximately 2,100,000 such shares would be issued, and would have resulted in an increase of $0.80 to earnings per share for the year ended December 31, 2024.